Exhibit 32.1

                           SECTION 1350 CERTIFICATIONS

     Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

     (1) the  quarterly  report on Form 10-Q of the  Company  for the  quarterly period ended December 26, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 4, 2005                            /s/      James F. McCann
------------------------                            ------------------------
                                                    James F. McCann
                                                    Chairman and Chief Executive
                                                    Officer



                           SECTION 1350 CERTIFICATIONS

     Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

     (1) the  quarterly  report on Form 10-Q of the  Company  for the  quarterly period ended December 26, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  February 4, 2005                            /s/      William E. Shea
------------------------                            ------------------------
                                                    William E. Shea
                                                    Senior Vice President and
                                                    Chief Financial Officer